UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 3, 2017

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

Alaska Communications Systems Group, Inc. (the "Company") entered into employment arrangements with Randy Ritter, the Company's Senior Vice President, Shared Services, and William Bishop, the Company's Senior Vice Prsident, Business Market, effective June 25, 2017. Compensation details are described in the attached Compensation Letters filed herewith as Exchibits 10.1 and 10.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

Exhibit 10.1 Compensation Letter from Alaska Communications Systems Group, Inc. to
Randy Ritter dated April 3, 2017.

Exhibit 10.2 Compensation Letter from Alaska Communications Systems Group, Inc. to
William Bishop dated April 3, 2017.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

April 17, 2017	By:	Leonard A. Steinberg

Name: Leonard A. Steinberg
Title: Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Compensation Letter from Alaska Communications Systems Group, Inc. to Randy Ritter dated April 3, 2017.
10.2	Compensation Letter from Alaska Communications Systems Group, Inc. to William Bishop dated April 3, 2017.